UPHEALTH, INC.
INDUCEMENT EQUITY INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS

UpHealth, Inc., a Delaware corporation (the “Company”) has granted to the Participant an award (the “Award”) of restricted stock units pursuant to the UpHealth, Inc. Inducement Equity Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Stock, as follows:

Participant:	______________	Employee ID:	________________

Date of Grant:	______________

Total Number of Units:	_____________(each a “Unit”), subject to adjustment as provided by the Restricted Stock Units Agreement. 50% of the Units shall be Time-Based Units. 50% of the Units shall be Performance-Based Units.
Settlement Date:	Except as provided by the Restricted Stock Units Agreement, the date on which a Unit becomes a Vested Unit.

Vested Units:	I. Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable date, the number of Vested Time-Based Units (disregarding any resulting fractional Unit) shall cumulatively increase on each respective date set forth below by the Vested Ratio set forth opposite such date, as follows:

	Vesting Date		Vested Ratio
	Prior to [___________] (the “Initial Vesting Date”).....................		0
	On the Initial Vesting Date...............................................................		1/3
	On each three- (3-) month anniversary following the Initial Vesting Date until the Vested Ratio equals 1/1................................................................................		1/12

II. Except as provided in the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the applicable determination upon filing with the SEC on an Annual Report on Form 10-K of the audit of the Company’s financial statements for the fiscal year(s) ended December 31, [_________] (each an “Audit Filing Date”), the number of Vested Performance-Based Units (disregarding any resulting fractional Unit) shall cumulatively increase three business days following the respective Audit Filing Date as follows:
[___________________]

Superseding Agreement:	None.
By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Grant Notice and by the provisions of the Restricted Stock Units Agreement and the Plan, both of which are made a part of this document, and by the Superseding Agreement, if any. The Participant acknowledges that copies of the Plan, the Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Restricted Stock Units Agreement and the Plan, and hereby accepts the Award subject to all of their terms and conditions.

UPHEALTH, INC.	PARTICIPANT

By:____________________________________________	_________________________________________
[Officer Name]	Signature
[Officer Title]	_________________________________________
Date
Address:	_________________________________________
Address
_________________________________________

ATTACHMENTS: Inducement Equity Incentive Plan, Restricted Stock Units Agreement and Plan Prospectus